UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2019

AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-37977 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)

Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting  standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
American Depositary Shares*	AVDL	NASDAQ Stock Market LLC
Ordinary Shares**		(NASDAQ Global Market)

*	American Depositary Shares may be evidenced by American Depository Receipts. Each American Depositary Share represents one (1) Ordinary Share.
**	Nominal value $0.01 per share. Not for trading, but only in connection with the listing of American Depositary Shares.

Item 5.07  Submission of Matters to a vote of Security Holders.

On August 6, 2019, Avadel Pharmaceuticals plc (the “Company”) held its 2019 annual general meeting of shareholders (the “2019 Meeting”).  The final voting results on each of the matters submitted to a vote of security holders at the 2019 Meeting are set forth below. There were 37,355,556 ordinary shares issued and outstanding at 5:00pm (Irish Standard Time) on May 30, 2019 and entitled to vote at the 2019 Meeting.  A total of 37,160,411 ordinary shares (99.48%) were represented at the 2019 Meeting.

(i) Resolution 1. The shareholders approved each of the six director nominees for one-year terms expiring at the 2020 annual general meeting of shareholders. The results of the shareholders’ vote with respect to each director nominee were as follows:

Nominee	For	Against	Abstentions
Gregory J. Divis	31,951,402	5,199,882	9,127
Dr. Eric J. Ende	36,973,338	162,796	24,277
Geoffrey M. Glass	34,933,626	2,211,508	15,277
Kevin Kotler	34,946,043	2,200,066	14,302
Linda S. Palczuk	35,156,728	1,978,606	25,077
Peter Thornton	36,932,361	212,898	15,152

(ii) Resolution 2. The shareholders approved, on a non-binding advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2019, and the shareholders authorized, in a binding vote, the Audit Committee of the Board of Directors to set the independent registered public auditor and accounting firm remuneration. The results of the shareholders’ vote with respect to such resolution were as follows:

For	Against	Abstentions
36,171,375	937,164	51,872

No other matters were considered or voted upon at the 2019 Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AVADEL PHARMACEUTICALS PLC
By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: August 7, 2019